UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 1, 2013

China Bilingual Technology & Education Group Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54321	68-0678185
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Longbao Street Xiaodian Zone, Taiyuan City Shanxi Province, People’s Republic of China	030031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-351-7963988

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Michael Toups tendered his resignation as Chief Financial Officer of China Bilingual Technology & Education Group Inc. (the “Company”), effective April 1, 2013. Mr. Toups’ resignation is for personal reasons and not in connection with any known disagreement with the Company on any matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA BILINGUAL TECHNOLOGY & EDUCATION GROUP INC.

Date: April 1, 2013	By:	/s/ Michael Toups
Name: Michael Toups
Title: Chief Financial Officer

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